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                                                                  EXECUTION COPY
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                                          FOURTH AMENDMENT, dated as of May 14,
                                          2001 (this "Fourth Amendment"), to the
                                          Credit Agreement dated as of April 28,
                                          2000 (as amended to the date hereof,
                                          the "Credit Agreement"), among ORION
                                          POWER MIDWEST, L.P., a Delaware
                                          limited partnership (the "Borrower"),
                                          BANC OF AMERICA SECURITIES LLC and
                                          GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                          co-lead arrangers (collectively, the
                                          "Co-Lead Arrangers"), BNP PARIBAS and
                                          DEUTSCHE BANC ALEX. BROWN INC.
                                          (formerly known as Deutsche Bank
                                          Securities, Inc.)., as arrangers
                                          (together with the Co-Lead Arrangers,
                                          the "Arrangers"), BANK OF AMERICA,
                                          N.A., as administrative agent for the
                                          Lenders (in such capacity, together
                                          with any successors and assigns, the
                                          "Administrative Agent"), BANK OF
                                          AMERICA, N.A., as issuer of Letters of
                                          Credit (the "Issuing Bank"), GOLDMAN
                                          SACHS CREDIT PARTNERS L.P., BNP
                                          PARIBAS and DEUTSCHE BANK AG NEW YORK
                                          BRANCH, as syndication agents
                                          (collectively, the "Syndication
                                          Agents"), BANC OF AMERICA SECURITIES
                                          LLC and GOLDMAN SACHS CREDIT PARTNERS
                                          L.P., as joint book runners (the
                                          "Joint Book Runners"), BNP PARIBAS and
                                          DEUTSCHE BANK AG NEW YORK BRANCH, as
                                          documentation agents (collectively,
                                          the "Documentation Agents"), and each
                                          other financial institution which is a
                                          signatory thereto or which may become
                                          an assignee pursuant to Section 9.06
                                          of the Credit Agreement (each a
                                          "Lender", and collectively the
                                          "Lenders")


         This Fourth Amendment is entered into by and among (i) the Borrower,
(ii) the Administrative Agent, (iii) the Issuing Bank, (iv) each of the Lenders signatory hereto, on behalf of all of the Lenders, in accordance with Section
9.02 of the Credit Agreement, (v) the Arrangers, (vi) the Syndication Agents,
(vii) the Documentation Agents and (viii) the Joint Book Runners.

         WHEREAS, the Borrower, the Arrangers, the Joint Book Runners, the Issuing Bank, the Administrative Agent, the Syndication Agents, the Documentation Agents and the Lenders are parties to the Credit Agreement; and

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

         WHEREAS, the Borrower has requested the Required Lender's consent to certain new contracts and to certain amendments to existing contracts as provided below; and
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         WHEREAS, the Lenders signatory hereto are willing to agree to those amendments and to give those consents on the terms, and subject to the conditions, hereinafter set forth;

         Accordingly, in consideration of the agreements herein contained, the parties hereby agree as follows:

         Section 1.01 Definitions. Unless otherwise defined herein or unless the context otherwise requires, all capitalized terms used in this Fourth Amendment, including its preamble and recitals, have the meanings assigned to them in the Credit Agreement. In addition, the following terms shall have the following meanings:

                  "Allegheny Supply Contract" shall mean the EEI/MENA Master Power Purchase and Sale Agreement dated April 30, 2001 by and between the Borrower and Allegheny Energy Supply Co., L.L.C., together with the Transaction Confirmation between the Borrower and Allegheny Energy Supply Co., L.L.C., executed on March 28, 2001 by the Borrower and on April 3, 2001 by Allegheny.

                  "Acquisition Loan Prepayment Amount" shall mean the aggregate sum of $22,000,000.

                  "Dominion Supply Contract" shall mean the EEI/MENA Master Power Purchase and Sale Agreement dated May 31, 2000 by and between the Borrower and CNG Retail Services Corporation (now known as Dominion Retail, Inc.), together with the Transaction Confirmation between Borrower and Dominion Retail, Inc. executed on March 29, 2001 by the Borrower and on March 27, 2001 by Dominion.

                  "Management Services Agreement" shall mean the Management Services Agreement dated of even date herewith by and between the Borrower and Twelvepole.

                  "Operating Account Deposit" shall mean the aggregate sum of $10,000,000.

                  "Replacement Cap Ex Deposit" shall mean the aggregate sum of $5,000,000.

                  "Revolving Loan Reduction Amount" shall mean the aggregate sum of $15,000,000.

         Section 1.02 (a) Amendment to Section 5.21(d). Section 5.21(d) of the Credit Agreement is hereby deleted from the Credit Agreement in its entirety.

         (b) Amendment to Section 5.26(c). Section 5.26(c) of the Credit Agreement is hereby deleted from the Credit Agreement in its entirety.

         Section 1.03 Amendment to Section 6.13. Section 6.13 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

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"Section 6.13 Debt Service Coverage Ratio". "(a) On the Quarterly Payment Date
occurring on June 30, 2001, fail to either (i) maintain a Debt Service Coverage Ratio of at least 1.30 to 1.00 for the three-month period immediately preceding such date, or (ii) with the proceeds of an equity contribution from the Sponsor, deposit in the Prepayment Account the sum of $25,000,000 for the prepayment of principal of Acquisition Loans on terms reasonably required by and reasonably acceptable to the Administrative Agent, (b) on the Quarterly Payment Date occurring on September 30, 2001, fail to maintain a Debt Service Coverage Ratio of at least 1.50 to 1.00 for the three-month period immediately preceding such date, (c) on the Quarterly Payment Date occurring on December 31, 2001, fail to maintain a Debt Service Coverage Ratio of at least 1.50 to 1.00 for the six-month period immediately preceding such date, or (d) on any Quarterly Payment Date occurring on or after March 31, 2002, fail to maintain an average annual Debt Service Ratio of at least 1.50 to 1.00 for the twelve-month period immediately preceding any date of determination of such Debt Service Coverage Ratio."

         Section 1.04 Consent to Ceredo Lease Amendment. The undersigned Lenders hereby consent to the Borrower's execution and delivery of the amendment to the Ceredo Lease Agreement, a copy of which amendment is attached hereto as Exhibit A.

         Section 1.05 Consent to Allegheny Supply Contract. The undersigned Lenders hereby consent to the Borrower's execution and delivery of the Allegheny Supply Contract, a copy of which contract is attached hereto as Exhibit B. With regard to the Allegheny Supply Contract, the undersigned Lenders hereby waive the Borrower's obligation to deliver an Additional Contract Consent as required by the terms of Section 5.22(b).

         Section 1.06 Consent to Dominion Supply Contract. The undersigned Lenders hereby consent to the Borrower's execution and delivery of the Dominion Supply Contract, a copy of which contract is attached hereto as Exhibit C. With regard to the Dominion Supply Contract, the undersigned Lenders hereby waive the Borrower's obligation to deliver an Additional Contract Consent as required by the terms of Section 5.22(b).

         Section 1.07 Management Services Agreement. The undersigned Lenders hereby consent to the Borrower's and Twelvepole's execution and delivery of a Management Services Agreement with each other, a copy of which agreement is attached is hereto as Exhibit D. In that regard, the form of Management Services Agreement attached to the Credit Agreement as Exhibit Y thereto is hereby deleted in its entirety and the Management Services Agreement attached as Exhibit D to this Fourth Amendment is hereby substituted therefor.

         Section 1.08 2001 Budget. The undersigned Lenders hereby consent to the revised Operating Budget for the fiscal year 2001 delivered of even date herewith to the Arrangers and the Lenders and agree that such revised Operating Budget shall be the effective Operating Budget for Borrower's fiscal year 2001 as of the Fourth Amendment Effective Date.

         Section 1.09 Representations and Warranties. The Borrower hereby represents and warrants to each Lender and the Administrative Agent, on the Fourth Amendment Effective Date, as follows:

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         (a) After giving effect to the amended Schedules to the Credit
Agreement that are attached to this Fourth Amendment as Exhibit E, the representations and warranties set forth in Article IV of the Credit Agreement, and in each other Financing Document, are true and correct in all material respects on and as of the date hereof and on and as of the Fourth Amendment Effective Date (as herein after defined) with the same effect as if made on and as of the date hereof or the Fourth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an early date.

         (b) Each of the Borrower and the other Credit Parties is in compliance with all terms and conditions of the Credit Agreement and the other Financing Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

         (c) The execution, delivery and performance by the Borrower of this Fourth Amendment has been duly authorized by the Borrower.

         (d) This Fourth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (e) The execution, delivery and performance by the Borrower of this Fourth Amendment (i) do not and will not contravene (A) its or any other Credit Party's Governing Documents or (B) any material Requirement of Law or any material Governmental Approval binding on or affecting it or any other Credit Party, and (ii) do not and will not conflict with or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a Default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except Permitted Liens) upon any of its or any other Credit Party's properties or assets pursuant to, the terms of any material Contractual Obligation binding on or effecting it or any other Credit Party.

         Section 1.10 Effectiveness. This Fourth Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Fourth Amendment Effective Date"):

         (a) The Administrative Agent shall have received duly executed counterparts of this Fourth Amendment which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

         (b) The Administrative Agent and the Required Lenders shall be satisfied that the representations and warranties set forth in Section 1.07 of this Fourth Amendment are true and correct on and as of the Fourth Amendment Effective Date and that no Default or Event of Default has occurred and is continuing on and as of the Fourth Amendment Effective Date.

         (c) The Administrative Agent shall have received a supplemental report from Pace Global Energy Services, LLC, as Fuel and Power Marketing Consultant to the Arrangers, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.

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         (d) The Administrative Agent shall have received a supplemental report from Stone & Webster, as Independent Engineer for the Arrangers, in form and substance reasonably acceptable to the Administrative Agent and the Required Lenders.

         (e) The Administrative Agent shall have received, for the account of each of the Lenders signatory hereto (i) on or before May 14, 2001 for each Lender that has executed and delivered this Agreement on or prior to 5:00 p.m. U.S. eastern daylight time on May 14, 2001, an amendment fee in an amount equal to .20% times of the sum of (x) such Lender's outstanding Loans on the Fourth Amendment Effective Date (calculated net of such Lender's ratable portion of prepayments to be made as contemplated by clause (h) below), plus (y) such Lender's Letter of Credit Exposure on the Fourth Amendment Effective Date, plus
(z) the unutilized amount of such Lender's Commitments on the Fourth Amendment Effective Date, and (ii) on or before May 22, 2001 for each Lender that has executed and delivered this Agreement on or prior to 5:00 p.m. U.S. eastern daylight time on May 22, 2001, but after May 14, 2001, an amendment fee equal to
 .10% times the sum of (x) such Lender's outstanding Loans on the Fourth Amendment Effective Date (calculated net of such Lender's ratable portion of prepayments to be made as contemplated by clause (h) below), plus (y) such Lender's Letter of Credit Exposure on the Fourth Amendment Effective Date, plus
(z) the unutilized amount of such Lender's Commitments on the Fourth Amendment Effective Date.

         (f) The Administrative Agent shall have received all fees and expenses to be paid by the Borrower pursuant to Section 1.10 of this Fourth Amendment.

         (g) The Borrower shall have received from the Sponsor and caused to be deposited in the Equity Proceeds Account an equity contribution from the Sponsor in the aggregate amount of $52,000,000. The proceeds of this equity contribution from the Sponsor shall have been used to satisfy the conditions set forth in subparagraphs (h), (i), (j) and (k) of this Section 1.10.

         (h) The Administrative Agent shall have received from the Borrower in cash the Acquisition Loan Prepayment Amount, together with a certificate from a Responsible Officer of the Borrower directing the Administrative Agent to prepay Acquisition Loans in the amount of the Acquisition Loan Prepayment Amount (in accordance with and pursuant to the terms of Section 2.08(a) of the Credit Agreement) on the earliest date possible without incurring Funding Breakage Costs. The Acquisition Loan Prepayment Amount will be held in the Prepayment Account and applied to prepay Acquisition Loans on the earliest date possible after the date hereof without incurring Funding Breakage Costs provided, that, any such amount held in the Prepayment Account shall be applied to repay Acquisition Loans immediately and automatically upon the occurrence of any event affecting any Credit Party described in Section 7.07 of the Credit Agreement or upon the occurrence of any Event of Default, and in all events prior to June 15, 2001.

         (i) The Administrative Agent shall have received from the Borrower in cash the Revolving Loan Reduction Amount, together with a certificate from a Responsible Officer of the Borrower directing the Administrative Agent to repay existing outstanding Revolving Loans in the amount of the Revolving Loan Reduction Amount in accordance with the terms of the Credit


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Agreement. It is understood that the repayment of Revolving Loans contemplated above is not a reduction of Revolving Loan Commitments.

         (j) The Administrative Agent shall have received from the Borrower in cash the Replacement Cap Ex Deposit, together with a certificate from a Responsible Officer of the Borrower directing the Administrative Agent to deposit the Replacement Cap Ex Deposit in the Replacement Capital Expenditure Pre-Funding Account to be held and disbursed in accordance with the terms of the Deposit Account Agreement.

         (k) The Administrative Agent shall have received from the Borrower in cash the Operating Account Deposit, together with a certificate from a Responsible Officer of the Borrower directing the Administrative Agent to deposit the Operating Account Deposit in the Operating Account to be held and disbursed in accordance with the terms of the Deposit Account Agreement.

         (l) The Administrative Agent shall have received duly executed counterparts of the Ceredo Lease Amendment, the Allegheny Supply Contract, the Dominion Supply Contract, the Management Services Agreement and all documents and instruments contemplated by Section 5.22(b) of the Credit Agreement relating to the Allegheny Supply Agreement and the Dominion Supply Contract other than Additional Contract Consents in respect of each such contract.

         (m) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Administrative Agent or the Required Lenders, is likely to restrain, prevent or impose materially adverse conditions upon the performance by the Borrower or any other Credit Party of its obligations under the Credit Agreement.

         (n) The Administrative Agent shall have received such other documents, legal opinions, instruments and certificates relating to this Fourth Amendment as they shall reasonably request and such other documents, legal opinions, instruments and certificates that shall be satisfactory in form and substance to the Administrative Agent and the Required Lenders. All partnership and other proceedings taken or to be taken in connection with this Fourth Amendment and documents incidental thereto whether or not referred to herein shall be satisfactory in form and substance to the Administrative Agent and the Required Lenders.

         Section 1.11 Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by Administrative Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Fourth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Administrative Agent.

         Section 1.12 Cross-References. References in this Fourth Amendment to any Section are, unless otherwise specified, to such Section of this Fourth Amendment.

         Section 1.13 Instrument Pursuant to Credit Agreement. This Fourth Amendment is a Financing Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

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         Section 1.14   Further Acts. Each of the parties to this Fourth
Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Fourth Amendment.

         Section 1.15 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

         (a) THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN ANY SUCH REQUIREMENT OF LAWS THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE. ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE BORROWER AND EACH OF THE LENDERS, THE ARRANGERS, THE ISSUING BANK AND THE ADMINISTRATIVE AGENT (COLLECTIVELY WITH THE BORROWER, THE "FOURTH AMENDMENT PARTIES") IN CONNECTION WITH THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

         (b) EACH OF THE FOURTH AMENDMENT PARTIES AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS FOURTH AMENDMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT EACH OF THE FOURTH AMENDMENT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. THE BORROWER WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

         (c) THE FOURTH AMENDMENT PARTIES EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS FOURTH AMENDMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 1.16 Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which


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when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         Section 1.17 Severability. In case any provision in or obligation under this Fourth Amendment or the other Financing Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         Section 1.18 Benefit of Agreement. This Fourth Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

         Section 1.19 Integration. This Fourth Amendment represents the agreement of the Borrower, the Administrative Agent, the Issuing Bank, the Arrangers and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Financing Documents.

         Section 1.20 Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Financing Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.


                           [Signature Pages to Follow]



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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:
                                          ORION POWER MIDWEST, L.P.
                                          a Delaware limited partnership

                                          By:    Orion Power MidWest GP, Inc.,
                                                 its general partner


                                          By:____________________________
                                               Name:
                                               Title:

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REQUIRED LENDERS,
ADMINISTRATIVE AGENT,
ISSUING BANK AND ARRANGERS:


                           BANC OF AMERICA SECURITIES LLC, as a
                                Co-Lead Arranger


                           By:____________________________
                                Name:
                                Title:



                           GOLDMAN SACHS CREDIT PARTNERS L.P., as a Co-Lead Arranger, a Revolving Lender and an Acquisition Lender


                           By:
                              _________________________________________________
                                Name:
                                Title:


                           BNP PARIBAS, as an Arranger, a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           By:____________________________
                                Name:
                                Title:



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                           DEUTSCHE BANC ALEX. BROWN INC., as an Arranger


                           By:
                              _________________________________________________
                                Name:
                                Title:


                           By:
                              _________________________________________________
                                Name:
                                Title:



                           BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank, a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLAND BRANCH, as a Revolving Lender and an Acquisition Lender


                           By:
                              _________________________________________________
                                Name:
                                Title:


                           By:
                              _________________________________________________
                                Name:
                                Title:



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                           THE BANK OF NOVA SCOTIA, as a Revolving Lender and an
                           Acquisition Lender


                           By:____________________________
                                Name:
                                Title:



                           BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, as a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           By:____________________________
                                Name:
                                Title:


                           DEXIA- CREDIT LOCAL DE FRANCE, as a Revolving Lender and an Acquisition Lender


                           By:
                              _________________________________________________
                                Name:
                                Title:


                           By:
                              _________________________________________________
                                Name:
                                Title:


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                           DG BANK DEUTSCHE GENOSSENSHAFTSBANK AG, as a
                           Revolving Lender and an Acquisition Lender


                           By:____________________________
                               Name:
                               Title:


                           By:____________________________
                               Name:
                               Title:



                           DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           By:____________________________
                                Name:
                                Title:


                           ING (U.S.) CAPITAL LLC, as a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           By:____________________________
                                Name:
                                Title:


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
                           SOCIETE GENERALE, as a Revolving Lender and an Acquisition Lender


                           By:
                              -------------------------------------------------
                                Name:
                                Title:



                           UNION BANK OF CALIFORNIA, N.A., as a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           ABN AMRO BANK N.V., as a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           By:____________________________
                                Name:
                                Title:



                           COBANK, ACB, as a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


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
                           CREDIT LYONNAIS NEW YORK BRANCH, as a Revolving Lender and an Acquisition Lender


                           By:
                              -------------------------------------------------
                                Name:
                                Title:



                           THE DAI-ICHI KANGYO BANK, LIMITED, as a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           FLEET NATIONAL BANK, as a Revolving Lender and an Acquisition Lender


                           By:
                              -------------------------------------------------
                                Name:
                                Title:


                           THE FUJI BANK, LIMITED, as a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


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
                           NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK/GRAND CAYMAN ISLANDS BRANCH, as a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           By:____________________________
                                Name:
                                Title:


                           THE ROYAL BANK OF SCOTLAND PLC, as a Revolving Lender and an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:



                           ABBEY NATIONAL TREASURY SERVICES PLC, as an
                           Acquisition Lender


                           By:____________________________
                                Name:
                                Title:



                           BANK ONE, NA, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


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
                           BARCLAYS BANK PLC, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:



                           LLOYDS TSB BANK PLC, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           By:____________________________
                                Name:
                                Title:


                           THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:



                           SUMITOMO MITSUI BANKING CORPORATION (formerly known as The Sumitomo Bank, Limited, and as successor by merger to The Sakura Bank, Limited), as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


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
                           AIB CAPITAL MARKETS PLC, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           BANCA NAZIONALE DEL LAVORO S.P.A., NEW YORK BRANCH, as an Acquisition Lender

                           By:____________________________
                                Name:
                                Title:

                           By:____________________________
                                Name:
                                Title:



                           CREDIT INDUSTRIEL ET COMMERCIAL, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:



                           THE INDUSTRIAL BANK OF JAPAN, LIMITED, as an
                           Acquisition Lender


                           By:____________________________
                                Name:
                                Title:

                           LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           By:____________________________
                                Name:
                                Title:


                           NATIONAL CITY BANK OF PENNSYLVANIA, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           By:____________________________
                                Name:
                                Title:

                           ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:


                           THE SANWA BANK LIMITED, NEW YORK BRANCH, as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:



                           COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as an Acquisition Lender


                           By:____________________________
                                Name:
                                Title:

                                    EXHIBIT A
                                    ---------

                             CEREDO LEASE AMENDMENT

                                    EXHIBIT B
                                    ---------

                            ALLEGHENY SUPPLY CONTRACT

                                    EXHIBIT C
                                    ---------

                            DOMINION SUPPLY CONTRACT

                                    EXHIBIT D
                                    ---------

                          MANAGEMENT SERVICES AGREEMENT

                                    EXHIBIT E
                                    ---------

                      AMENDED SCHEDULES TO CREDIT AGREEMENT